Exhibit 99.2 Reconciliation of EBITDA from continuing operations and Adjusted EBITDA from continuing operations for the quarter and six months ended June 30, 2015 and 2014.

Three Months Ended June 30, 2015 (Dollar amounts in millions)	OSB	Siding	EWP	South America	Other	Corporate	Total
Sales	$211.0	$163.9	$72.0	$38.7	$7.4	$—	$493.0
Depreciation and amortization	14.2	5.0	2.7	2.1	0.5	0.8	25.3
Cost of sales and selling and administrative	214.9	129.7	73.0	34.6	7.9	21.2	481.3
Gain on sale or impairment of long lived assets	—	—	—	—	—	0.5	0.5
Total operating costs	229.1	134.7	75.7	36.7	8.4	22.5	507.1
Income (loss) from operations	(18.1)	29.2	(3.7)	2.0	(1.0)	(22.5)	(14.1)
Total non-operating expense	—	—	—	—	—	(5.8)	(5.8)
Income (loss) before income taxes and equity in income of unconsolidated affiliates	(18.1)	29.2	(3.7)	2.0	(1.0)	(28.3)	(19.9)
Income tax provision	—	—	—	—	—	1.0	1.0
Equity in income of unconsolidated affiliates	—	—	(1.4)	—	—	—	(1.4)
Net income (loss)	$(18.1)	$29.2	$(2.3)	$2.0	$(1.0)	$(29.3)	$(19.5)
Reconciliation of net income (loss) to Adjusted EBITDA
Net income (loss)	$(18.1)	$29.2	$(2.3)	$2.0	$(1.0)	$(29.3)	$(19.5)
Income tax benefit	—	—	—	—	—	1.0	1.0
Interest expense, net of capitalized interest	—	—	—	—	—	7.2	7.2
Depreciation and amortization	14.2	5.0	2.7	2.1	0.5	0.8	25.3
EBITDA	(3.9)	34.2	0.4	4.1	(0.5)	(20.3)	14.0
Stock based compensation expense	0.2	0.4	0.2	—	—	1.9	2.7
Gain on sale or impairment of long lived assets	—	—	—	—	—	0.5	0.5
Investment income	—	—	—	—	—	(1.0)	(1.0)
Adjusted EBITDA	$(3.7)	$34.6	$0.6	$4.1	$(0.5)	$(18.9)	$16.2

Three Months Ended June 30, 2014 (Dollar amounts in millions)	OSB	Siding	EWP	South America	Other	Corporate	Total
Sales	$223.7	$169.7	$75.9	$41.9	$8.7	$(1.4)	$518.5
Depreciation and amortization	13.5	4.3	3.7	2.6	0.2	0.6	24.9
Cost of sales and selling and administrative	215.7	139.5	78.7	35.3	9.5	18.7	497.4
Loss on sale or impairment of long lived assets	—	—	—	—	—	(0.5)	(0.5)
Other operating credits and charges, net	—	—	—	—	—	0.6	0.6
Total operating costs	229.2	143.8	82.4	37.9	9.7	19.4	522.4
Income (loss) from operations	(5.5)	25.9	(6.5)	4.0	(1.0)	(20.8)	(3.9)
Total non-operating expense	—	—	—	—	—	(1.9)	(1.9)
Income (loss) before income taxes and equity in (income) loss of unconsolidated affiliates	(5.5)	25.9	(6.5)	4.0	(1.0)	(22.7)	(5.8)
Benefit for income taxes	—	—	—	—	—	(6.7)	(6.7)
Equity in (income) loss of unconsolidated affiliates	—	—	(1.2)	—	—	—	(1.2)
Net income (loss)	$(5.5)	$25.9	$(5.3)	$4.0	$(1.0)	$(16.0)	$2.1
Reconciliation of net income (loss) to Adjusted EBITDA
Net income (loss)	$(5.5)	$25.9	$(5.3)	$4.0	$(1.0)	$(16.0)	$2.1
Benefit for income taxes	—	—	—	—	—	(6.7)	(6.7)
Interest expense, net of capitalized interest	—	—	—	—	—	7.4	7.4
Depreciation and amortization	13.5	4.3	3.7	2.6	0.2	0.6	24.9
EBITDA	8.0	30.2	(1.6)	6.6	(0.8)	(14.7)	27.7
Stock based compensation expense	0.3	0.1	0.2	—	—	1.8	2.4
Loss on sale or impairment of long lived assets	—	—	—	—	—	(0.5)	(0.5)
Investment income	—	—	—	—	—	(1.7)	(1.7)
Other operating credits and charges, net	—	—	—	—	—	0.6	0.6
Expenses associated with proposed acquisition of Ainsworth Lumber co. Ltd.	—	—	—	—	—	(2.3)	(2.3)
Depreciation included in equity in income (loss) of unconsolidated affiliates	—	—	0.1	—	—	—	0.1
Adjusted EBITDA	$8.3	$30.3	$(1.3)	$6.6	$(0.8)	$(16.8)	$26.3

Six Months Ended June 30, 2015 (Dollar amounts in millions)	OSB	Siding	EWP	South America	Other	Corporate	Total
Sales	$401.2	$337.4	$136.8	$74.6	$14.7	$—	$964.7
Depreciation and amortization	29.0	10.1	6.3	4.2	0.9	1.5	52.0
Cost of sales and selling and administrative	418.7	265.2	139.0	66.0	15.7	43.2	947.8
Gain on sale or impairment of long lived assets	—	—	—	—	—	0.6	0.6
Other operating credits and charges, net	—	—	—	—	—	11.6	11.6
Total operating costs	447.7	275.3	145.3	70.2	16.6	56.9	1,012.0
Income (loss) from operations	(46.5)	62.1	(8.5)	4.4	(1.9)	(56.9)	(47.3)
Total non-operating expense	—	—	—	—	—	(14.1)	(14.1)
Income (loss) before income taxes and equity in income of unconsolidated affiliates	(46.5)	62.1	(8.5)	4.4	(1.9)	(71.0)	(61.4)
Income tax benefit	—	—	—	—	—	(5.3)	(5.3)
Equity in income of unconsolidated affiliates	—	—	(2.1)	—	—	—	(2.1)
Net income (loss)	$(46.5)	$62.1	$(6.4)	$4.4	$(1.9)	$(65.7)	$(54.0)
Reconciliation of net income (loss) to Adjusted EBITDA
Net income (loss)	$(46.5)	$62.1	$(6.4)	$4.4	$(1.9)	$(65.7)	$(54.0)
Income tax benefit	—	—	—	—	—	(5.3)	(5.3)
Interest expense, net of capitalized interest	—	—	—	—	—	14.7	14.7
Depreciation and amortization	29.0	10.1	6.3	4.2	0.9	1.5	52.0
EBITDA from continuing operations	(17.5)	72.2	(0.1)	8.6	(1.0)	(54.8)	7.4
Stock based compensation expense	0.4	0.5	0.3	—	—	3.9	5.1
Gain on sale or impairment of long lived assets	—	—	—	—	—	0.6	0.6
Investment income	—	—	—	—	—	(2.4)	(2.4)
Other operating credits and charges, net	—	—	—	—	—	11.6	11.6
Adjusted EBITDA	$(17.1)	$72.7	$0.2	$8.6	$(1.0)	$(41.1)	$22.3

Six Months Ended June 30, 2014 (Dollar amounts in millions)	OSB	Siding	EWP	South America	Other	Corporate	Total
Sales	$418.6	$313.2	$138.1	$78.5	$16.6	$(1.8)	$963.2
Depreciation and amortization	27.1	8.5	8.0	4.9	0.5	1.5	50.5
Cost of sales and selling and administrative	398.9	259.6	140.3	65.4	17.8	44.7	926.7
Gain on sale or impairment of long lived assets	—	—	—	—	—	(0.5)	(0.5)
Other operating credits and charges, net	—	—	—	—	—	0.6	0.6
Total operating costs	426.0	268.1	148.3	70.3	18.3	46.3	977.3
Income (loss) from operations	(7.4)	45.1	(10.2)	8.2	(1.7)	(48.1)	(14.1)
Total non-operating expense	—	—	—	—	—	(12.1)	(12.1)
Income (loss) before income taxes and equity in income of unconsolidated affiliates	(7.4)	45.1	(10.2)	8.2	(1.7)	(60.2)	(26.2)
Income tax benefit	—	—	—	—	—	(12.3)	(12.3)
Equity in income of unconsolidated affiliates	—	—	(1.8)	—	—	—	(1.8)
Income (loss) from continuing operations	$(7.4)	$45.1	$(8.4)	$8.2	$(1.7)	$(47.9)	$(12.1)
Reconciliation of income (loss) from continuing operations to Adjusted EBITDA from continuing operations
Income (loss) from continuing operations	$(7.4)	$45.1	$(8.4)	$8.2	$(1.7)	$(47.9)	$(12.1)
Income tax benefit	—	—	—	—	—	(12.3)	(12.3)
Interest expense, net of capitalized interest	—	—	—	—	—	15.1	15.1
Depreciation and amortization	27.1	8.5	8.0	4.9	0.5	1.5	50.5
EBITDA from continuing operations	19.7	53.6	(0.4)	13.1	(1.2)	(43.6)	41.2
Stock based compensation expense	0.5	0.3	0.3	—	—	3.4	4.5
Gain on sale or impairment of long lived assets	—	—	—	—	—	(0.5)	(0.5)
Investment income	—	—	—	—	—	(3.5)	(3.5)
Expenses associated with proposed acquisition of Ainsworth Lumber Co. Ltd.	—	—	—	—	—	6.8	6.8
Other operating credits and charges, net	—	—	—	—	—	0.6	0.6
Depreciation included in equity in (income) loss of unconsolidated affiliates	—	—	0.1	—	—	—	0.1
Adjusted EBITDA from continuing operations	$20.2	$53.9	$—	$13.1	$(1.2)	$(36.8)	$49.2